UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2012

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release issued by PepsiCo, Inc. (“PepsiCo”), dated February 9, 2012, reporting PepsiCo’s financial results for the 17 and 53 weeks ended December 31, 2011.

Item 2.05. Costs Associated with Exit or Disposal Activities.

PepsiCo today announced that on February 8, 2012 it committed to a multi-year productivity plan (the “Productivity Plan”), which includes actions in every aspect of its business, that PepsiCo believes will strengthen its complementary food, snack and beverage businesses by leveraging new technologies and processes across PepsiCo’s operations, go-to-market and information systems; heightening the focus on best practice sharing across the globe; consolidating manufacturing, warehouse and sales facilities; and implementing simplified organization structures, with wider spans of control and fewer layers of management. The Productivity Plan is expected to enhance PepsiCo’s cost-competitiveness, provide a source of funding for future brand-building and innovation initiatives, and serve as a financial cushion for potential macroeconomic uncertainty beyond 2012. As a result, PepsiCo expects to incur pre-tax charges of approximately $910 million, $383 million of which is reflected in its fourth quarter 2011 results, approximately $425 million of which will be reflected in its 2012 results and approximately $100 million of which will be reflected in its 2013, 2014 and 2015 results. These charges will be comprised of approximately $500 million of severance and other employee-related costs; approximately $325 million for other costs, including consulting-related costs and the termination of leases and other contracts; and approximately $85 million for asset impairments (all non-cash) resulting from plant closures and related actions. These charges resulted in cash expenditures of $30 million in the fourth quarter of 2011, and PepsiCo anticipates approximately $550 million of related cash expenditures during 2012, with the balance of approximately $175 million of related cash expenditures in 2013 through 2015. PepsiCo also expects the Productivity Plan will be substantially completed by the end of 2012 with incremental productivity initiatives continuing through the end of 2015.

The information in this Item 2.05 contains certain forward-looking statements based on PepsiCo’s current expectations and projections about future events. Terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements. Such risks and uncertainties include, but are not limited to: changes in demand for PepsiCo’s products, as a result of changes in consumer preferences and tastes or otherwise; PepsiCo’s ability to compete effectively; unfavorable economic conditions in the countries in which PepsiCo operates; damage to PepsiCo’s reputation; PepsiCo’s ability to grow its business in developing and emerging markets or unstable political conditions, civil unrest or other developments and risks in the countries where PepsiCo operates; trade consolidation or the loss of any key customer; changes in the legal and regulatory environment; PepsiCo’s ability to build and sustain proper information technology infrastructure, successfully implement its ongoing business transformation initiative or outsource certain functions effectively; fluctuations in foreign exchange rates; increased costs, disruption of supply or shortages of raw materials and other supplies; disruption of PepsiCo’s supply chain; climate change, or legal, regulatory or market measures to address climate change; PepsiCo’s ability to hire or retain key employees or a highly skilled and diverse workforce; failure to successfully renew collective bargaining agreements or strikes or work stoppages; failure to successfully complete or integrate acquisitions and joint ventures into PepsiCo’s existing operations; failure to successfully implement PepsiCo’s global operating model; failure to realize anticipated benefits from our productivity plan; any downgrade of our credit ratings; and any infringement of or challenge to PepsiCo’s intellectual property rights.

For additional information on these and other factors that could cause PepsiCo’s actual results to materially differ from those set forth herein, please see PepsiCo’s filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. PepsiCo undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Massimo d’Amore will step down from his position as President, PepsiCo Global Beverages Group, as of February 29, 2012 (the “Transition Date”), and will retire from PepsiCo effective February 28, 2013.

Mr. d’Amore and PepsiCo have entered into a retirement agreement, pursuant to which Mr. d’Amore has agreed to make himself available to perform services for PepsiCo upon request for a one-year transition period. During the transition period, Mr. d’Amore will receive bi-weekly transition payments of $79,400 and will continue to participate in certain retirement and health and welfare plans. The retirement agreement also includes customary non-competition and non-solicitation provisions that apply through the second anniversary of the Transition Date.

A copy of the retirement agreement between Mr. d’Amore and PepsiCo is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the foregoing summary of its terms and conditions is qualified in its entirety by reference thereto.

Item 7.01. Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached as Exhibit 99.2 and incorporated by reference into this Item 7.01 is a copy of the press release dated February 9, 2012 issued by PepsiCo, Inc., providing PepsiCo’s outlook for 2012.

Item 8.01. Other Events.

PepsiCo announced today that it will raise the dividend payable on its common stock, effective with the dividend payable in June 2012, by 4 percent to $2.15 per share.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Retirement Agreement, dated as of February 7, 2012, between Massimo d’Amore and PepsiCo, Inc.

99.1	Press Release issued by PepsiCo, Inc., dated February 9, 2012, reporting PepsiCo’s financial results for the 17 and 53 weeks ended December 31, 2011.

99.2	Press Release issued by PepsiCo, Inc., dated February 9, 2012 providing PepsiCo’s outlook for 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: February 9, 2012	By:	/s/ Maura Abeln Smith
	Name:	Maura Abeln Smith
	Title:	Executive Vice President, Government Affairs, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

10.1	Retirement Agreement, dated as of February 7, 2012, between Massimo d’Amore and PepsiCo, Inc.

99.1	Press Release issued by PepsiCo, Inc., dated February 9, 2012, reporting PepsiCo’s financial results for the 17 and 53 weeks ended December 31, 2011.

99.2	Press Release issued by PepsiCo, Inc., dated February 9, 2012 providing PepsiCo’s outlook for 2012.